Exhibit (g)(6)

FORM OF

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

THE NORTHERN TRUST COMPANY

AND

EACH OF THE INVESTMENT COMPANIES

DATED AS OF

Trust	Fund	Effective
Fidelity Advisor Series VIII	Fidelity Advisor Overseas Fund	March 19, 2007
Fidelity Commonwealth Trust	Fidelity Mid-Cap Stock Fund	January 1, 2007
Fidelity Devonshire Trust	Fidelity Equity-Income Fund	January 1, 2007
Fidelity Financial Trust	Fidelity Equity-Income II Fund	January 1, 2007
Fidelity Financial Trust	Fidelity Independence Fund	March 26, 2007
Fidelity Hastings Street Trust	Fidelity Fund	January 1, 2007
Fidelity Investment Trust	Fidelity Aggressive International Fund	March 19, 2007
Fidelity Investment Trust	Fidelity Europe Capital Appreciation Fund	March 19, 2007
Fidelity Investment Trust	Fidelity International Discovery Fund	March 19, 2007
Fidelity Investment Trust	Fidelity International Small Cap Opportunities Fund	January 1, 2007
Fidelity Investment Trust	Fidelity International Value Fund	March 19, 2007
Fidelity Investment Trust	Fidelity Japan Smaller Companies Fund	March 26, 2007
Fidelity Investment Trust	Fidelity Southeast Asia Fund	March 19, 2007
Fidelity Mt. Vernon Street Trust	Fidelity Aggressive Growth Fund	March 26, 2007
Fidelity Securities Fund	Fidelity OTC Portfolio	March 26, 2007
Fidelity Union Street Trust	Fidelity Export and Multinational Fund	March 19, 2007
Variable Insurance Products Fund	Equity-Income Portfolio	January 1, 2007
Variable Insurance Products Fund II	Disciplined Small Cap Portfolio	January 1, 2007

Notes:

1. The addition of Fidelity Mt. Vernon Street Trust: Fidelity Aggressive Growth Fund.

2. The addition of Fidelity Investment Trust: Fidelity Japan Smaller Companies Fund

3. The addition of Fidelity Securities Fund: Fidelity OTC Portfolio

4. The addition of Fidelity Financial Trust: Fidelity Independence Fund.

5. The addition of Fidelity Advisor Series VIII: Fidelity Advisor Overseas Fund

6. The addition of Fidelity Union Street Trust: Fidelity Export and Multinational Fund

7. The addition of Fidelity Investment Trust: Fidelity Europe Capital Appreciation Fund

8. The addition of Fidelity Investment Trust: Fidelity Aggressive International Fund

9. The addition of Fidelity Investment Trust: Fidelity Southeast Asia Fund

10. The addition of Fidelity Investment Trust: Fidelity International Discovery Fund

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